SUPPLEMENT

Dated July 8,2022

for

The Guardian Investor Profreedom Variable Annuity (B Share)

and

The Guardian Investor Profreedom Variable Annuity (C Share)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Initial Summary Prospectus, Updating Summary Prospectus and Prospectus dated May 1, 2022, as amended, for The Guardian Investor ProFreedom Variable Annuity (B Share); and the Updating Summary Prospectus and Prospectus dated May 1, 2022, as amended, for The Guardian Investor ProFreedom Variable Annuity (C Share), variable annuity contracts (the “Contracts”) issued through The Guardian Separate Account R (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in the Prospectus.

(1)	Effective May 1, 2022, Appendix A of the Initial Summary Prospectus, Updating Summary Prospectuses and Prospectuses are revised to replace the information for the Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class II) with the following:

The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.	Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class II)(1) Legg Mason Partners Fund Advisor, LLC Franklin Advisers, Inc. Western Asset Management Company	1.27%	12.65%	4.72%	5.09%
(1)	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

(2)	The Board of Trustees of Franklin Multi-Asset Dynamic Multi-Strategy VIT (the “Fund”) has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund (the “Liquidation”). The Fund is expected to cease operations on or about August 19, 2022 (the “Liquidation Date”).

Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your allocations of contract value to any other available variable investment options offered under the terms of your contract. Any contract value in the Contract that is allocated to the Fund at the close of business on the Liquidation Date will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2) (the “Portfolio”). For 30 days following the Liquidation Date, you may transfer a portion or the entire amount of any of your accumulation value transferred to the Portfolio to any other available variable investment options free of charge. Transfers made due to the closure and liquidation of the Fund will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

On the Liquidation Date, the Fund will no longer be available as a variable investment option and Appendix A of the Initial Summary Prospectus, Updating Summary Prospectuses and Prospectuses are revised to delete the information for the Fund.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in Good Order by mail to The Guardian Insurance & Annuity Company, Inc., Individual Markets, Annuities, at P. O. Box 981592, El Paso, TX 79998- 1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79932 (overnight mail), sending an email to GIAC_CRU@glic.com or by calling 1-888 GUARDIAN (1-888-482-7432).

To obtain a copy of the prospectus for the Portfolio or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above.

You will not incur any fees or charges or any tax liability because of the liquidation. After the liquidation you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Fund to the subaccount that invests in the Portfolio.

Further, on and after the Liquidation Date, certain administrative programs will be impacted. Specifically:

•	Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Liquidation Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Fund with the Portfolio on the Liquidation Date.

•	Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Fund, you may terminate your current instructions and provide new allocation instructions prior to the Liquidation Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Fund until the Liquidation Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Fund with the Portfolio on the Liquidation Date.

•	Premium Allocation Instructions: If you have premium allocation instructions on file that include the Fund, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Fund until the Liquidation Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Fund with the Portfolio on the Liquidation Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in-force.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE INITIAL SUMMARY PROSPECTUS, UPDATING SUMMARY PROSPECTUS OR PROSPECTUS FOR FUTURE REFERENCE